Exhibit 10.2

AMENDMENT NO. 2

TO

INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO INVESTOR RIGHTS AGREEMENT, is made and entered into as of August 27, 2018 (this “Amendment”) by and between FlexShopper, Inc., a Delaware corporation (the “Company”), and the investor(s) listed on the signature pages hereto (the “Investors”).

RECITALS

WHEREAS, the Company, the Management Stockholder and the investors listed on the signature pages thereto are party to that certain Investor Rights Agreement, dated as of June 10, 2016, as amended by Amendment No. 1 to Investor Rights Agreement, dated as of April 2, 2018 (as so amended, the “Agreement”; defined terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement);

WHEREAS, the Company intends to conduct a firm commitment public offering of up to $23 million in the aggregate of shares of Common Stock registered on Registration Statement on Form S-1 (File No. 333-226823), which amount is subject to increase by up to 20% by the Company’s filing of a Registration Statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended (the “Offering”);

WHEREAS, the undersigned Investors collectively constitute Investor Parties holding a majority of the Registrable Securities held by all Investor Parties (the “Required Holders”) mandated by the Agreement, together with the Company, to amend its terms and bind all Parties thereto; and

WHEREAS, the Required Holders and the Company wish to amend the Agreement to exempt the Offering from any registration rights under the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments to the Agreement. Pursuant to Section 4.1 of the Agreement, the Required Holders and the Company hereby amend the Agreement as follows:

(a) Section 1.1 of the Agreement is hereby amended to include the following defined term in the appropriate alphabetical position:

“‘2018 Equity Offering’ means a firm commitment public offering of up to $23 million in the aggregate of shares of Common Stock registered on Registration Statement on Form S-1 (File No. 333-226823), which amount is subject to increase by up to 20% by the Company’s filing of a Registration Statement filed pursuant to Rule 462 under the Securities Act.”

(b) Section 2.2 of the Agreement is hereby amended by the addition of a new subsection (e) as follows:

“(e) This Section 2.2 shall not apply to the 2018 Equity Offering or the Registration Statement filed in connection therewith.”

(c) Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement, or of any right, power or remedy of the Parties, or constitute a waiver, amendment or modification of any provision of the Agreement (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder, all of which (except as specified herein) remain in full force and effect.

SECTION 2. Amendment and Modification. No term of this Amendment may be amended or modified without the prior written consent of the Company and the Required Holders. No provision of this Amendment may be waived except in a writing executed and delivered by the Party against whom such waiver is sought to be enforced. Any amendment or waiver effected in accordance with this Section 2 shall be binding upon the Investor Parties and the Company.

SECTION 3. Severability. If any provision of this Amendment or the application of any such provision to any Person or circumstance shall be declared by any court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, all other provisions of this Amendment, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, illegal, void or unenforceable, shall nevertheless remain in full force and effect and will in no way be affected, impaired or invalidated thereby. Upon such determination that any provision, or the application of any such provision, is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by Law in an acceptable manner.

SECTION 4. Governing Law; CONSENT TO JURISDICTION. This Amendment and any Action or dispute arising under or related in any way to this Amendment, the relationship of the Parties, the transactions leading to this Amendment or contemplated hereby and/or the interpretation and enforcement of the rights and duties of the Parties hereunder or related in any way to the foregoing, shall be governed by and construed in accordance with the internal, substantive Laws of the State of New York applicable to agreements entered into and to be performed solely within such state without giving effect to the principles of conflict of Laws thereof. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING ANY SUIT, ACTION OR PROCEEDING SEEKING EQUITABLE RELIEF) SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURTS OF THE STATE OF NEW YORK OR, TO THE EXTENT THE COURTS OF NEW YORK DO NOT HAVE SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT LOCATED IN NEW YORK CITY. EACH PARTY HERETO FURTHER AGREES NOT TO BRING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS IDENTIFIED IN THE FOREGOING SENTENCE. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS IN NEW YORK CITY FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN EACH OF THE FOREGOING COURTS, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING.

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SECTION 5. Headings. The headings in this Amendment are for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect its meaning, construction or effect.

SECTION 6. Counterparts; Electronic Delivery. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, to the extent delivered by means of a telecopy machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise (a) the use of Electronic Delivery to deliver a signature or (b) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

COMPANY:

FlexShopper, Inc.

By:	/s/ Brad Bernstein
Name:	Brad Bernstein
Title:	Chief Executive Officer

INVESTOR:

B2 FIE V LLC

By:	/s/ Harin de Silva
Name:	Harin de Silva
Title:	Authorized Person

Signature Page to Amendment No. 2 to Investor Rights Agreement

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